Monaker Group, Inc. 8-K

Exhibit 10.1

FORM OF

BILL OF SALE FOR COMMON STOCK

MONAKER GROUP, INC., PURCHASER

BILL OF SALE FOR COMMON STOCK (this “Agreement”) dated April 1, 2021, is effective the 22nd day of March 2021 (the “Effective Date”), by and between the parties set forth as Sellers on the signature page hereto (“Sellers”) and Monaker Group, Inc. (“Purchaser”). Each of Sellers and Purchaser may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Sellers and certain agents of Purchaser previously entered into Bills of Sale for Common Stock agreements with Purchaser (the “Prior Purchase Agreements”), whereby such Sellers, for the benefit of Purchaser, were to acquire the Shares (defined below); and

WHEREAS, the Purchaser now desires to acquire the Shares directly, and the Sellers desire to sell and Purchaser desires to purchase the Shares (as hereinafter defined) set forth each respective Seller’s name on the signature pages hereto.

NOW, THEREFORE, in consideration of the Purchase Price (as hereinafter defined), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.              Recitals. The foregoing recitals are true, correct, and complete in all respects and are incorporated herein by this reference.

2.               Conveyance. Sellers do hereby transfer and sell unto Purchaser and Purchaser hereby purchases the Shares.

3.               Consideration. The purchase price (“Purchase Price”) for the Shares is Six Million Four Hundred Thousand and 00/100 DOLLARS ($6,400,000.00), which amount has previously been paid to the Sellers from the Purchaser.

4.               Definition of “Shares.” 2,191,489 shares of authorized and outstanding Class A common stock, par value $0.01 per share, of International Financial Enterprise Bank, Inc. (the “Company”), a Puerto Rico corporation and an international financial entity organized under the provisions of Puerto Rico Act 273-2012 with headquarters located at 268 Ponce de Leon, Suite 1012, San Juan, PR 00918. The Shares represent 57.6% of the total outstanding common stock of the Company and are validly issued, fully paid and nonassessable.

5.               Representations and Warranties of Sellers. Each of the Sellers, individually, and not jointly or severally, represents and warrants to Purchaser as of the Effective Date, that:

(a)             This Agreement has been duly executed and delivered by the Seller and (assuming the due authorization, execution and delivery hereof by the Purchaser) constitutes the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

(b)             The Shares transferred from the Seller are free and clear of all liens, encumbrances and liabilities; and

(c)              The sale is being conducted in compliance with, and subject to, the shareholders’ agreement dated as of March 14, 2018 between the Company and its shareholders (the “Shareholders’ Agreement), which, in addition to its other terms and conditions, requires a majority vote of the board of directors of the Company to relinquish the Company’s right of first refusal to purchase the Shares.

(d)              Seller is not an officer, director or employee of Company.

(e)              Seller is the sole record and beneficial owner of the Shares and has good and marketable title to all of the Shares, free and clear of any liens, claims, charges, options, rights of tenants or other encumbrances. Seller has sole managerial and dispositive authority with respect to the Shares and has not granted any person a proxy or option to buy the Shares that has not expired or been validly withdrawn. The sale and delivery of the Shares held by the applicable Seller to the Purchaser pursuant to this Agreement will vest in the Purchaser the legal and valid title to the Shares, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever, except for those associated with the restricted nature of the securities.

 (f)               The Shares represent 57.6% of the total outstanding common stock of the Company and are validly issued, fully paid and nonassessable.

6.               Representations and Warranties of Purchaser. Purchaser represents and warrants to Sellers as of the Effective Date:

(a)             This Agreement has been duly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery hereof by the Sellers) constitutes the valid and binding obligation of the Purchaser enforceable against the Sellers in accordance with its terms.

(b)             Due Diligence and Independent Investigation. Purchaser has conducted its own independent investigation, review and analysis of the business and assets of the Company, together with the results of operations, prospects, conditions (financial or otherwise) of the same and acknowledges that it has been provided adequate access to the personnel, assets, properties, premises, books and records and other documents and data of Company for such purpose. Purchaser acknowledges and agrees that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied on its own independent investigation and due diligence and on the representations and warranties of Sellers set forth in Section 5 of this Agreement. Purchaser has not relied on any representations and warranties, express or implied, other than the representations and warranties of Sellers set forth in Section 5 of this Agreement.

(c)              Purchase for Investment. Purchaser is purchasing the Shares for investment, for its own account and not with a view to distribution thereof.

(d)             Regulatory Approval. Purchaser acknowledges and understands that, and assumes the responsibility for, the purchase of the Shares will require, and assumes the responsibility for, a change of control approval from the Office of the Commissioner of Financial Institutions of Puerto Rico.

7.               Representations and Warranties of Company. Company represents and warrants to Purchaser as of the Effective Date, which representations and warranties shall also be true as of the Closing Date, as follows:

(a)              Corporate Existence. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Puerto Rico and has the unconditional power and authority to conduct its business and own its properties as now conducted and owned.

(b)              Taxes. For all periods ended on or prior to the Effective Date, the Company has accurately completed and filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the Internal Revenue Service, the Commonwealth of Puerto Rico, any other states or governmental subdivisions and all foreign countries and has paid, or made adequate provision for the payment of, all taxes, interest, penalties, assessments or deficiencies known to be due.

(c)              Subsidiaries. The Company has no subsidiaries.

(d)             No Material Adverse Change. Since the last annual financial statement dated December 31, 2020, there has been no material adverse change in the financial or other condition, properties or business operations of the Company.

(e)              Litigation. There are no suits, proceedings or investigations pending or threatened against or affecting the Company or an officer of the Company which could have a material adverse effect on the business, assets, or financial condition of the Company.

(f)               Licenses; Compliance with Laws. The Company is operated under its certificate of incorporation, corporate charter and the permit to commence operations issued by the Office of the Commissioner of Financial Institutions of Puerto Rico, which office granted the Company an amended and restated permit to organize as an international financial entity under Act 273-2012, dated November 1, 2017, subject to the conditions and limitations set forth in such permit. The Company is in compliance with its corporate governing documents and all applicable laws and regulations related to its business.

(g)              The sole class of common voting equity of Company is its Class A common stock. All of the issued and outstanding Class A shares of common stock of Company (i) have been duly authorized, validly issued, fully paid and are non-assessable, (ii) have been issued in compliance with all applicable federal and state securities laws, (iii) will not have been issued in violation of any agreement, arrangement or commitment to which Company or any of its affiliates is a party or is subject to or in violation of any preemptive or similar rights of any person, and (iv) will have the rights, preferences, powers, restrictions and limitations of the Company’s Class A common stock.

(h)              Agreements with Banking Authorities. Company is not subject to any formal order (other than orders applicable to international financial entities generally and as set forth in its charter and permit to organize) with any federal or state agency charged with the supervision or regulation of banks, including, without limitation, the FDIC. The Company is not FDIC-insured.

(i)               Litigation. There is no litigation, claim or other proceeding pending or, to the knowledge of Company, threatened before any judicial, administrative or regulatory agency or tribunal against or involving Company.

(j)               No Issuance of New Shares. Prior to the Closing, Company will not issue additional Shares to any party such that the percentage of Company’s Class A common stock being purchased by Purchaser shall be as set forth in 10(b), below.

(k)               Simultaneously with the Closing, Company shall call the total outstanding shares of preferred stock in accordance with the terms of the related preferred stock purchase agreements to cause there to be no preferred stock outstanding.

(l)                  The Shares represent 57.6% of the total outstanding common stock of the Company and are validly issued, fully paid and nonassessable.

8.               Restrictions on Transfer. Each certificate Shares shall bear the following legend: “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A SHAREHOLDERS’ AGREEMENT DATED AS OF MARCH 14, 2018 BETWEEN THE COMPANY AND THE OTHER PARTIES NAMED THEREIN. THE TERMS OF SUCH SHAREHOLDERS’ AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER. A COPY OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

9.               Closing. The purchase and sale of the Shares shall take place at a closing to be held at such time, place and manner as shall be agreed upon by the Parties (the “Closing”). The Closing shall occur on or before March 31, 2021.

The obligation of Sellers to sell, and Purchaser to purchase, the Shares at the Closing shall be subject to satisfaction of the following conditions at and as of the Closing:

(a)              Minimum Number of Shares. Sellers shall have delivered certificates to Purchaser for the Shares purchased by Purchaser hereunder.

10.             Miscellaneous.

(a)              Attorney’s Fees. The Parties shall each pay their own legal fees and expenses in connection with this transaction.

(b)              Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(c)             Brokers. Each Party represents that is has not dealt with any broker, finder, commission agent, or other similar person in connection with the offer or sale of the Shares and the transaction contemplated by this Agreement and is under no obligation to pay any broker’s fee, finder’s fee, or commission in connection with such transaction.

(d)             Mutual Non-Disparagement. Neither Party will, during the term of this Agreement or after the termination hereof, disparage the other Party or Company or their respective products, services, agents or current or former directors, officers and employees. This provision shall survive the termination of this Agreement. This provision shall not apply (i) in any compelled testimony or production of information, whether by legal process, subpoena or as part of a response to a request for information from any governmental or regulatory authority with jurisdiction over the party from whom information is sought, in each case, to the extent required; or (ii) to any disclosure required by applicable law, rules or regulations.

(e)               Headings. The headings of sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

(f)               GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES OR CHOICE OF LAWS RULES THEREOF OR OF ANY STATE.

(g)               Assignability and Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors, heirs, and permitted assigns. This Agreement and the rights and obligations hereunder shall not be assignable without the express written consent of all Parties.

(h)              Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the Parties and their successors, heirs, or permitted assigns, any rights or remedies under or by reason of this Agreement.

(i)                Multiple Counterparts. This Agreement may be executed in multiple counterparts, including by facsimile signature, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(j)                 Amendment. This Agreement may not be modified, amended, or supplemented except by an agreement in writing signed by all of the Parties.

(k)                Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto and supersedes all prior agreements regarding the subject matter hereof, including, but not limited to the Prior Purchase Agreements which have been rescinded.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above to be effective as of the Effective Date.

SELLERS:

2019 MJSA Family Trust       383,153 shares

By: _________________________________

       Dahlia Kalter, as Trustee

2007 Gibralter Trust               299,119 shares

By: _________________________________

       Ora Gichtin, as Trustee

811 King Investing Corp.        38,351 shares

By: _________________________________

      David Feder, sole shareholder

     38,351 shares

By: _________________________________

       Hannah Fuchs, an individual

PURCHASER:

Monaker Group, Inc.

By: _________________________________

        Name: William Kerby

Title: President

For purposes of agreeing and complying with Section 7 only:

COMPANY:

International Financial Enterprise Bank, Inc.

By: _________________________________

        Name: Tracy Berriman

Title: President

[Signature Page to Bill of Sale Dated March 22, 2021, cont’d]

2007 Island Trust                  321,082 shares

By: _________________________________

       Michelle Listhaus, as Trustee

2019 JMNG Family Trust    383,149 shares

By: _________________________________

       Kenneth Nordlicht, as Trustee

Riverside Pictures LLC       278,046 shares

By: _________________________________

       Daniella Kahane, as Trustee

Verisium Consulting LLC   67,114 shares

By: _________________________________

       Name: Maria SanFilippo

  Title: Managing Member

2019 OMK Trust                   383,124 shares

By: _________________________________

       David Gichtin, as Trustee